                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement            [_] Confidential, for Use of the
                                               Commission Only (as permitted by
[X] Definitive Proxy Statement                 Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                             PAB BANKSHARES, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):

[X] No Filing Fee Required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    --------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    --------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    --------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    --------------------------------------------------------------------------

    (5) Total fee paid:

    --------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    --------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    --------------------------------------------------------------------------

    (3) Filing Party:

    --------------------------------------------------------------------------

    (4) Date Filed:

    --------------------------------------------------------------------------

Notes:

                              PAB BANKSHARES, INC.

                        3102 North Oak Street Extension
                            Valdosta, Georgia  31602
                                 (912) 241-2775

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 April 27, 1998
                             ----------------------



TO THE SHAREHOLDERS OF PAB BANKSHARES, INC.:


     The annual meeting of Shareholders (the "Annual Meeting") of PAB Bankshares, Inc. (the "Company") will be held at the offices of The Park Avenue Bank, 3102 North Oak Street Extension, Valdosta, Georgia 31602 on Monday, April 27, 1998 at 11:00 a.m., for the following purposes:



          1. To elect three members to the Board of Directors to serve three year terms expiring at the Annual Meeting of Shareholders in 2001.



          2. To consider such other business as may properly come before the Annual Meeting or any adjournments thereof.



     The Board of Directors has set March 16, 1998 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed.



                              By Order of the Board of Directors

                              /s/ R. Bradford Burnette
                              ------------------------------
                              R. Bradford Burnette
                              President


Valdosta, Georgia
March 27, 1998



YOUR PROXY IS IMPORTANT. WHETHER OR NOT A SHAREHOLDER PLANS TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY MARKING THE PROPOSAL, SIGNING AND MAILING THE PROXY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE. YOUR PROXY MAY BE REVOKED, IF YOU CHOOSE, AT ANY TIME PRIOR TO THE VOTE BEING TAKEN AT THE ANNUAL MEETING.

     In addition to this solicitation by mail, the officers and employees of the Company without additional compensation, may solicit Proxies in favor of the proposals if deemed necessary, by personal contact, letter, telephone or other means of communication. Brokers, nominees and other custodians and fiduciaries will be requested to forward proxy solicitation material to the beneficial owners of the shares of common stock of the Company where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The costs of solicitation of Proxies for the Annual Meeting will be borne by the Company.


                             ELECTION OF DIRECTORS



     The members of the Board of Directors of the Company are elected by the shareholders. The directorships of the Company are divided into three classes, with the members of each class serving three year terms. The shareholders of the Company elect one class annually. The Board of Directors presently consists of 10 members.

     The Board of Directors has nominated three persons for election as directors of the Company at the Annual Meeting to hold office until the 2001 Annual Meeting and until their successors are duly elected and qualified. The terms of the remaining directors of the Company will continue as indicated below. If for any reason any nominee should become unable or unwilling to accept nomination or election, persons voting the Proxies will vote for the election of another nominee designated by the Board of Directors. Management of the Company has no reason to believe that any nominee will not serve, if elected.

     Set forth below is information about each nominee for election to a term as a director expiring at the 2001 Annual Meeting, and each incumbent director whose term of office expires at the Annual Meetings in 1999 or 2000.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ELECT AS DIRECTORS THE NOMINEES NAMED BELOW.


NOMINEES FOR ELECTION TO TERMS EXPIRING 2001 ANNUAL MEETING
-----------------------------------------------------------

=============================================================================

JAMES L. DEWAR, JR.
Director since 1982
Age 55


     Mr. Dewar has been a director of the Company since 1982 and has been a director of The Park Avenue Bank since 1969. Mr. Dewar, Jr. is president of Dewar Properties, Inc. and Dewar Realty, Inc. and has been involved in real estate development, construction and management for the past 27 years.

=============================================================================

=============================================================================

D. RAMSAY SIMMONS, JR.
Director since 1995
Age 66


     Mr. Simmons has been a director of the Company since 1995, and has been a director of First Community Bank of Southwest Georgia since 1968. He has been chairman of the board of directors of First Community Bank of Southwest Georgia since 1985. Mr. Simmons has been president of Elberta Crate and Box Company since 1976.


=============================================================================

F. FERRELL SCRUGGS, SR.
Director since 1989
Age 59


     Mr. Scruggs has been a director of the Company since 1989 and has been a director of The Park Avenue Bank since 1989. Mr. Scruggs is the chairman of the Scruggs Company, and has more than 36 years experience in the construction business.


=============================================================================

INCUMBENT DIRECTORS - TERMS EXPIRING 2000 ANNUAL MEETING
--------------------------------------------------------

=============================================================================

JAMES L. DEWAR, SR.
Director since 1982
Age 86


     Mr. Dewar has been Chairman of the Board of the Company since 1982, Chairman of the Board of The Park Avenue Bank since 1967, Chairman of the Board of Farmers & Merchants Bank since 1986, and a director of First Community Bank of Southwest Georgia since 1995. Mr. Dewar has been involved in the banking business for the past 40 years.


=============================================================================

C. LARRY WILKINSON
Director since 1995
Age 51


     Mr. Wilkinson has been a director of the Company since 1995, a director of The Park Avenue Bank since 1986, and a director of Farmers & Merchants Bank since 1986 and Chief Executive Officer since 1995. Mr. Wilkinson became Executive Vice President of the Company in 1997 and was Executive Vice President and Chief Financial Officer of The Park Avenue Bank from 1990 to 1997. Previously he had been Senior Vice President of The Park Avenue Bank from 1983 to 1990. Mr. Wilkinson has more than 30 years experience in the banking business.


=============================================================================

=============================================================================

JOE P. SINGLETARY, JR.
Director since 1989
Age 60


     Mr. Singletary has been a director of the Company since 1989 and has been a director of The Park Avenue Bank since 1989. Mr. Singletary is an executive officer and an owner of Sing Bros., Inc., and has more than 27 years experience in the gasoline business.

=============================================================================

WALTER W. CARROLL, II
Director since 1989
Age 50


     Mr. Carroll has been a director of the Company since 1989 and has been a director of The Park Avenue Bank since 1989. Mr. Carroll is a retired executive officer and a former owner of Sunset Farm Foods, Inc., and has more than 26 years experience in the meat processing business.

=============================================================================

INCUMBENT DIRECTORS - TERMS EXPIRING 1999 ANNUAL MEETING
--------------------------------------------------------

=============================================================================

R. BRADFORD BURNETTE
Director since 1982
Age 58


     Mr. Burnette has been President, Chief Executive Officer and a director of the Company since 1982. Mr. Burnette was the Chief Executive Officer of The Park Avenue Bank from 1990 to 1997, was the President from 1983 to 1990, and was Executive Vice President from 1968 to 1982. He has been a director of The Park Avenue Bank since 1968, a director of the Farmers & Merchants Bank since 1986 and a director of First Community Bank of Southwest Georgia since 1995 and Chief Executive Officer since 1996. Mr. Burnette has more than 33 years experience in the banking business.


=============================================================================

WILLIAM S. COWART
Director since 1990
Age 44


     Mr. Cowart has been a director of the Company since 1990 and has been a director of The Park Avenue Bank since 1990. Mr. Cowart has been President since 1990 and became Chief Executive Officer in 1997 of The Park Avenue Bank. Previously, Mr. Cowart served as president of the First Union National Bank, Valdosta, Georgia in 1989 and in other capacities since 1976.

=============================================================================

THOMPSON KURRIE, Jr.
Director since 1989
Age 49


     Mr. Kurrie has been a director of the Company since 1989 and has been a director of The Park Avenue Bank since 1989. Mr. Kurrie is a partner with the law firm of Coleman, Talley, Newbern, Kurrie, Preston & Holland where he has practiced law since 1985. Mr. Kurrie is also a certified public accountant having previously served as a partner in the accounting firm of Coopers & Lybrand from 1976 to 1983.


=============================================================================


     There are no family relationships between any of the directors or executive officers of the Banks, except that James L. Dewar, Jr., is the son of James L. Dewar, Sr. And Jeff Hanson, President of FCB is the son-in-law of R. Bradford Burnette.

     First Federal Savings Bank of Bainbridge converted from a thrift charter to a state charter in May 1997 and change its name to First Community Bank of Southwest Georgia.


Meetings of the Board of Directors and Committees
-------------------------------------------------


     The Board of Directors of the Company had 12 meetings during the 1997 fiscal year.

     The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee consists of two members and had 6 meetings during the 1997 fiscal year. The Audit Committee reviews the scope and timing of the audit services of the Company's independent accountants and any other services such accountants are asked to perform, their report on the Company's financial statements following completion of their audit and the Company's policies and procedures with respect to internal accounting and financial controls. The members of the Audit Committee are D. Ramsay Simmons, Jr. and Thompson Kurrie, Jr.

     The Compensation Committee consists of five members and had two meetings during the 1997 fiscal year. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company, and reviews general policy matters relating to compensation and benefits of employees of the Company. The members of the Compensation Committee are James L. Dewar, Jr., F. Ferrell Scruggs, Sr., Walter W. Carroll, II, Thompson Kurrie, Jr. and Joe P. Singletary, Jr.

     All directors have served continuously since their first election. Each director attended at least 75% of the meetings of the Board of Directors and the meetings of the committees of which he was a member in 1997.

Executive Compensation
----------------------


     The following table sets forth a summary of the compensation paid to or accrued on behalf of the chief executive officer and the other executive officers of the Company whose aggregate compensation exceeded $100,000 for services rendered during fiscal years 1997, 1996, and 1995.




                                                                                           Long Term
                                                                                         Compensation
                                            Annual Compensation                             Awards
                                 ------------------------------------------------       -------------
                                                                                          Securities
Name and                                                             Other Annual         Underlying       All Other
Principal            Fiscal                                          Compensation          Options        Compensation
Position              Year       Salary($)       Bonus($)              ($)(1)              ($)(3)           ($)(2)
---------         -----------    -------         --------              ------              ------           ------
R. Bradford
 Burnette,          1997         159,600         51,040                16,350                30,000           60,328
 President and      1996         149,532         42.426                16,550                40,000           54,230
 CEO of the         1995         133,600         25,947                15,700                     -           25,079
 Company

William S.          1997         106,400         27,560                 8,900                20,000           20,93
 Cowart             1996          98,100         25,710                 8,550                28,000           18,632
 President of       1995          96,100         18,659                 7,050                     -           16,143
 The Park
 Avenue Bank

C. Larry
 Wilkinson          1997       100,420           26,000                 11,050               20,000            24,499
 Executive Vice     1996        82,350           21,636                 11,100               28,000            20,897
 President of       1995        87,100           15,549                  9,300                    -            20,266
 the Company



(1) The reported amount consists of director's fees. Compensation does not include any perquisites and other personal benefits which may be derived from business-related expenditures that in the aggregate do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such person.

(2) The reported amount consists of the Bank's contribution to a Profit Sharing Plan, Section 401(K) Plan, and amounts accrued under a Salary Continuation Plan.

(3) The options have been adjusted to reflect a two-for-one stock split in 1998.

     The following table sets forth certain information regarding the grant of stock options in the 1997 fiscal year to the persons named in the Summary Compensation Table and the value of options held by such persons at the end of such fiscal year.

                                     Option Grants in Last Fiscal Year

                                             Individual Grants


                                Number of       % of Total
                               Securities        Options        Exercise
                               Underlying       Granted to      or Base
                                 Options       Employees in      Price
           Table             Granted (#)(1)    Fiscal Year     ($/Sh)(1)      Expiration Date
          ------             -------------     ----------     ----------    ---------------------

R. Bradford Burnette         30,000            23%            10.07         January 25, 2007

William S. Cowart            20,000            14%            10.07         January 25, 2007

C. Larry Wilkinson           20,000            14%            10.07         January 25, 2007



(1) The number of securities underlying options and the exercise or base price per share has been adjusted to reflect a two-for-one stock split in 1998.

     The following table sets forth certain information regarding the exercise of stock options in the 1997 fiscal year by the persons named in the Summary Compensation Table and the value of options held by such persons at the end of such fiscal year.


---------------------------------------------------------------------------------------------------
                                     Aggregated Option Exercises in Last Fiscal Year
                                            and Fiscal Year-end Option Values
---------------------------------------------------------------------------------------------------
                                                    Individual Grants
---------------------------------------------------------------------------------------------------

                                                              Number of Securities       Value of Unexercised
                                                             Underlying Unexercise        In-the-Money Options
                     Shares Acquired                        Options at FY-End (#)(d)        at FY-End ($)(1)
       Name          on Exercise (#)   Value Realized ($)   Exercisable/Unexercisable   Exercisable/Unexercisable
-------------------  ----------------  -------------------  --------------------------  -------------------------
----------------------------------------------------------------------------------------------------------------
R. Bradford
 Burnette                          0                   0                   70,000/0                292,500/0
------------------------------------------------------------------------------------------------------------
William S. Cowart                  0                   0               5,600/42,400           32,550/170,200
------------------------------------------------------------------------------------------------------------
C. Larry Wilkinson                 0                   0               5,600/42,400           32,550/170,200
------------------------------------------------------------------------------------------------------------

(1)  The options have been adjusted to reflect a two-for-one stock split in 1998

Director Compensation

     The directors of the Company are paid directors' fees of $3,000 per annum plus $300 for their service at meetings of the Board of Directors and $100 for their service at meetings of committees of the Board of Directors and $100 for services as a Board Secretary at meetings.


Directors Deferred Stock Purchase Plan
--------------------------------------


     On April 18, 1994, the Company's shareholders approved the Directors Deferred Stock Purchase Plan (the "Director Plan"), which provides that a director of the Company or any subsidiary may elect to receive shares of common stock of the Company in lieu of the cash compensation otherwise payable as director's fees for services as a member of the Board of Directors or any committee thereof. The shares of common stock issuable to an electing director shall be issued on January 15 following each fiscal year in a whole number (rounded down) resulting from the amount of such director's fees (or a portion thereof as determined by such director) for such previous fiscal year divided by 100% of the fair market value of the common stock as of January 1 of such previous fiscal year. The Board of Directors shall determine the fair market value of the common stock as soon as practicable following January 1 of each fiscal year. The Board of Directors has determined that the fair market value of the common stock of the Company as of January 1, 1998 is $12.06 per share for purposes of calculations for the 1998 fiscal year under the Director Plan. The Director Plan covers 100,000 shares of common stock, which may be authorized for issuance and delivery thereunder. The Director Plan shall remain in effect for five years (through January 15, 1999) or until termination by the Board, whichever occurs first. The Director Plan is administered by the Board of Directors of the Company. The Company has issued 7,634 shares of common stock, in the aggregate, to 24 electing directors under the Director Plan for fiscal year 1997


Salary Continuation Plan
-------------------------


     Effective January 1, 1994, the Company adopted a Salary Continuation Plan for the benefit of executive employees of the Company. While the Salary Continuation Plan is to be funded from the general assets of the Company, life insurance policies are required for the purpose of serving as the primary funding source. As of December 31, 1997, the cash values of these policies were $2,747,030 and liability accrued for benefits payable under the Salary Continuation Plan was $275,596.


Employee Stock Option Plan
--------------------------


     On April 18, 1994, the Company's shareholders approved the 1994 Employee Stock Option Plan (the "Employee Plan"), which provides for the purchase of options to purchase shares of common stock to the employees of the Company. The Employee Plan serves as an employee incentive and encourages the continued employment of key personnel by facilitating their purchase of an equity interest in the Company. The Employee Plan is administered by the Board of Directors of the Company, which has the authority to select recipients, designate the number of shares to be covered by each option, and, subject to certain restrictions, specify the terms of the options. The Employee Plan provides for the granting of both "incentive stock options" and "nonqualified stock options". The exercise price for each incentive stock option granted under the Employee Plan shall in no event be less than 100% of the fair market value of common stock of the Company on the date of grant and no incentive stock option shall be exercisable after the expiration of ten years from the date of grant. The Employee Plan covers 200,000 shares of common stock, which may be authorized for issuance and delivery by the exercise of options granted thereunder. The Company granted options to acquire 66,000 shares (132,000 shares giving effect to the stock split in 1998), in the aggregate, to 33 employees under the Employee Plan in fiscal year 1997

     Compliance with Section 16(a) of the Securities and Exchange Act of 1934.
     ------------------------------------------------------------------------

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and directors, and persons who own 10% or more of the registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and 10% or more stockholders are required by the Securities and Exchange Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, during fiscal year 1997 all directors, officers or 10% shareholders complied with all Section 16(a) filing requirements.

                                  PRINCIPAL SHAREHOLDERS


     The following table sets forth certain information regarding the shares of the Company's common stock owned as March 11, 1998 (i) by each person who beneficially owns more than 5% of the shares of the Company's common stock, (ii) by each of the Company's directors, and (iii) by all directors and executive officers of the Company as a group.


                                                          Number of                  Percentage
Name of Beneficial Owner(1)                                Shares                   Ownership(2)
-------------------------------------------       -------------------------      ------------------

James L. Dewar, Sr.                                     1,116,486(3)                    19.7%
R. Bradford Burnette                                      253,381(4)                     4.4
Walter W. Carroll, II                                      71,745(5)                     1.3
William S. Cowart                                          17,917(6)                     *
James L. Dewar, Jr.                                     1,494,894(7)                    26.4
Thompson Kurrie, Jr.                                       18,651                        *
F. Ferrell Scruggs, Sr.                                    97,442(8)                     1.7
D. Ramsay Simmons, Jr.                                     31,856(9)                     *
Joe P. Singletary, Jr.                                     92,250(10)                    1.6
C. Larry Wilkinson                                         71,502(11)                    1.2
Dewar Family, L.P.                                      1,116,486(12)                   19.7
                                                        ------------

All directors and executive officers as a
 group (10 persons)                                     2,149,638                       37.9
-----------------------------

*Less than 1%.

(1) Except as otherwise indicated, the persons named in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them. The information as to beneficial ownership has been furnished by the respective persons listed in the above table.

(2) Based on 5,661,386 shares outstanding as of March 11, 1998, shares underlying outstanding stock options or warrants exercisable within 60 days of the record date are deemed to be outstanding for purposes of calculating the percentage owned by a holder.


(3) All shares are owned by the Dewar Family, L.P., 684,156 of which are beneficially owned by members of his family, and of which Mr. Dewar, Sr. disclaims beneficial ownership. Mr. Dewar, Sr. is a general partner of the Dewar Family, L.P. and possesses shared investment power as to all shares owned by the limited partnership and the power to vote 553,672 shares owned by the limited partnership.


(4) Includes 8,018.59 shares held in the name of Mr. Burnette's wife, of which Mr. Burnette disclaims beneficial ownership. Includes 70,000 vested stock options granted to Mr. Burnette. Includes 2,758 shares held in the name of PAB Bankshares Employee 401-K Plan, of which Mr. Burnette disclaims beneficial ownership.


(5) Includes 1,106 shares held in the name of Mr. Carroll's wife and 5,901 shares held in the name of Mr. Carroll's children, of which Mr. Carroll disclaims beneficial ownership.


(6) Includes 5,600 vested stock options granted to Mr. Cowart. Includes 5,600 vested stock options granted to Mr. Cowart.


(7) Includes 1,116,486 shares owned by the Dewar Family, L.P., 836,874 of which are beneficially owned by members of his family, and includes 47,744 shares which are held in the name his wife, of which Mr. Dewar disclaims beneficial ownership. Mr. Dewar, Jr. is a general partner of the Dewar Family, L.P. and possesses shared investment power as to all shares owned by the limited partnership and the power to vote 562,814 shares owned by the limited partnership.


(8) Includes 16,076 shares held in the name of Mr. Scruggs' wife, of which Mr. Scruggs disclaims beneficial ownership.


(9) Includes 2,908 shares held in the name of Mr. Simmons' wife, of which Mr. Simmons disclaims beneficial ownership.


(10) Includes 14,596 shares held in the name of Mr. Singletary's wife, of which Mr. Singletary disclaims beneficial ownership.


(11) Includes 995 shares held jointly with Mr. Wilkinson's wife, and 3,561 shares held in the name of Mr. Wilkinson's wife of which Mr. Wilkinson disclaims beneficial ownership. Includes 5,600 vested stock options granted to Mr. Wilkinson.

(12) The Dewar Family, L.P. is a limited partnership with Messrs. Dewar, Sr. and Dewar, Jr. as its general partners possessing shared investment power and each possessing voting power as to certain shares owned by the limited partnership.


                             CERTAIN TRANSACTIONS


     Certain of the officers, directors and principal shareholders of the Company and the Banks, and affiliates of such persons, have from time to time engaged in banking transactions with the Banks and are expected to continue such relationships in the future. Any loans or other extensions of credit made by the Banks to such individuals were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated third parties and did not involve more than the normal risk of collectibility or present other unfavorable features. At December 31, 1997, loans to officers, directors and principal shareholders of the Company and the Banks and to affiliates of such persons amounted to $9,194,000, in the aggregate.


     The Company employs the law firm Coleman, Talley, Newbern, Kurrie, Preston & Holland to provide legal services to the Company and the Banks, which legal services include general legal services, as well as loan closing services. The law firm receives fees for general legal services, as well as legal fees earned in connection with loan closings, which fees are collected from the persons making the loans from the Banks. Thompson Kurrie, Jr., a director of the Company and The Park Avenue Bank, is a partner in the law firm. The Company believes the services obtained from the law firm are on terms as favorable to the Company as could have been obtained from unaffiliated parties.


                             SHAREHOLDER PROPOSALS


     Any shareholder proposal intended for inclusion in the Company's Proxy Statement for the 1999 Annual Meeting of Shareholders must be received at the principal offices of the Company not later than November 29, 1998.


                                 OTHER MATTERS


     At the time of the preparation of this Proxy Statement, the Company was not aware of any matters to be presented for action at the Annual Meeting other than the Proposal referred to herein. If other matters are properly presented for action at the Annual Meeting, it is intended that the persons named as Proxies will vote or refrain from voting in accordance with their best judgment on such matters.


                                  ANNUAL REPORT


     Copies of the 1997 Annual Report are being mailed to all shareholders together with this Proxy Statement.

                                REVOCABLE PROXY
                              PAB BANKSHARES INC.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned stockholder hereby appoints James L. Dewar, Sr. and R. Bradford Burnette, each or any one of them, with full power of substitution, as Proxies to represent and to vote, as designated below, all the shares of common stock of PAB Bankshares, Inc. (the "Company"), held of record by the undersigned on March 16, 1998, at the Annual Meeting of the Shareholders (the "Annual Meeting") to be held at 3102 North Oak Street Extension, Valdosta, Georgia 31602 on April 27, 1998, at 11:00 a.m. or any adjournments thereof.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL.

                                           WITH     FOR ALL
                                    FOR    HOLD     EXCEPT
PROPOSAL 1. Election of Directors.  [ ]    [ ]        [ ]

Nominees: James L. Dewar, Jr., D. Ramsay Simmons, Jr. and F. Ferrell Scruggs, Sr. for three year terms expiring at the 2001 Annual Meeting.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

--------------------------------------------------------------------------------

    In their discretion, the Proxies are authorized to vote upon such of the matters as may properly come before the Annual Meeting.

    This Proxy revokes all prior proxies with respect to the Annual Meeting and may be revoked prior to its exercise. Unless otherwise specified, this Proxy will be voted for the Proposal and in the discretion of the persons named as Proxies on all other matters which may properly come before the Annual Meeting or any adjournments thereof.

    Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNED SHAREHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE LISTED IN THE PROPOSAL ABOVE.

Please be sure to sign and date this Proxy in the box below.

Date__________________________________________

+-----------------------------------------------------------------+
|                                                                 |
|                                                                 |
+----Shareholder sign above-----Co-holder (if any) sign above-----+

--------------------------------------------------------------------------------

   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                             PAB BANKSHARES, INC.
+------------------------------------------------------------------------------+
|                            PLEASE ACT PROMPTLY                               |
|                   SIGN, DATE & MAIL YOUR PROXY CARD TODAY                    |
+------------------------------------------------------------------------------+